CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 15, 2000
                                                        -----------------


                                   ECCS, INC.
      -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   New Jersey                        0-21600                       22-2288911
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(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
   of Incorporation)                                       Identification No.)


One Sheila, Tinton Falls, New Jersey                                   07724
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (732) 747-6995
                ------------------------------------------------
                 (Registrant's telephone number, including area
                                      code)



             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 4. Changes in Registrant's Certifying Accountant.

     (a) Previous Independent Accountants. On November 15, 2000, ECCS, Inc. (the "Company") received a letter from Ernst & Young LLP ("E & Y") that they were resigning as the Company's independent auditors. The report of E&Y on the Company's financial statements for each of the two years in the periods ended December 31, 1999 and December 31, 1998, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 1999 and December 31, 1998, and during the nine-month period ended September 30, 2000, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports. The Company has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the above statements. A copy of that letter, dated November 22, 2000, is attached as Exhibit 16 to this Form 8-K.

     (b) New Independent Accountants. On November 21, 2000, the Board of Directors approved and the Company retained Richard A. Eisner & Company, LLP ("Eisner") as its independent auditors. The Company did not consult with Eisner with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Information of Businesses Acquired.

          Not  applicable.

     (b)  Pro Forma Financial Information.

          Not  applicable.

     (c)  Exhibits.

          Exhibit No.               Description of Exhibit
          -----------               ----------------------

          16                        Letter re: Change in Certifying Accountants

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ECCS, Inc.



                                   By: /s/Gregg M. Azcuy
                                      ---------------------------
                                      Gregg M. Azcuy
                                      President and Chief Executive Officer
                                      (Principal Executive Officer)


Date: November 22, 2000